UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2023

Bumble Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40054	85-3604367
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1105 West 41st Street, Austin, Texas	78756
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (512) 696-1409

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	BMBL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 6, 2023, Bumble Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) exclusively online via live audio webcast. The Company’s stockholders voted on four proposals at the Annual Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 21, 2023 (the “Proxy Statement”). At the beginning of the Annual Meeting, holders representing 453,260,677 votes of the Company’s Class A common stock and 513,881,482 votes of the Company’s Class B common stock were represented in person or by proxy at the Annual Meeting, which represented 98.56% of the 981,265,597 combined voting power of the shares of Class A common stock and Class B common stock entitled to vote at the Annual Meeting (voting together as a single class), and which constituted a quorum for the transaction of business. Holders of Class A common stock and Class B common stock have the number of votes per share as described in the Proxy Statement.

At the Annual Meeting, the Company’s stockholders voted on the following proposals:

1.

To elect three Class II directors, each of whom is currently serving on the Company’s board of directors, each to serve a three-year term expiring at the 2026 annual meeting of stockholders and until his or her successor has been elected and qualified or until such director’s earlier death, resignation, retirement, disqualification, or removal from office.

2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

3.	To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in our Proxy Statement.

4.	To select, on a non-binding advisory basis, whether future advisory votes on the compensation paid by us to our named executive officers should be held every one, two, or three years.

The final results of voting on each of the proposals presented at the Annual Meeting, as certified by the Company’s independent inspector of election, are set forth below.

Proposal 1: Election of Directors.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
R. Lynn Atchison	937,056,777	20,852,673	9,232,709
Matthew S. Bromberg	946,371,276	11,538,174	9,232,709
Amy M. Griffin	930,857,341	27,052,109	9,232,709

Each of the three nominees for Class II directors was elected to serve until the 2026 annual meeting of stockholders and until his or her successor has been elected and qualified or until such director’s earlier death, resignation, retirement, disqualification, or removal from office.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.

Votes For	Votes Against	Abstentions
966,380,848	181,068	580,243

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. There were no broker non-votes on this matter.

Proposal 3: Advisory (Non-Binding) Vote To Approve Named Executive Officer Compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
901,054,033	56,278,769	576,648	9,232,709

The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

Proposal 4: Advisory (Non-Binding) Vote On Frequency of Future Advisory Votes on the Compensation of the Named Executive Officers.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
955,938,060	34,997	1,876,464	59,929	9,232,709

Based on the votes set forth above and consistent with the Company’s recommendation, the Company’s board of directors has determined that the Company will conduct future advisory votes on the compensation of its named executive officers every one year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUMBLE INC.

Date: June 7, 2023	By:	/s/ Laura Franco
	Name:	Laura Franco
	Title:	Chief Legal and Compliance Officer

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